Exhibit 99.2

CERTIFICATION OF
PRINCIPAL ACCOUNTING OFFICER
OF TRM CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rebecca J. Demy, Corporate Controller and Principal Accounting Officer of TRM Corporation (the “Company”), hereby certify that the accompanying Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ Rebecca J. Demy
Rebecca J. Demy
Principal Accounting Officer